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                                  EXHIBIT 10.5


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                        EXTENSION OF EMPLOYMENT AGREEMENT

         THIS EXTENSION OF EMPLOYMENT AGREEMENT (hereinafter called "Extension") effective July 30, 1996, by and between IMAGE INDUSTRIES, INC., a Delaware corporation (hereinafter called the "Company") and H. STANLEY PADGETT, a resident of Georgia (hereinafter called "Employee").

                              W I T N E S S E T H:

         WHEREAS, Employee and Company entered into an Employment Agreement dated July 30, 1993 (the "Employment Agreement"), which terminates on July 30, 1996 and the parties wish to hereby extend the Employment Agreement for an additional thirty-one (31) days from July 30, 1996.

         NOW THEREFORE, for and in consideration of the premises, the mutual covenants contained herein and other good and valuable considerations the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. The Employment Agreement is hereby extended by thirty-one (31) days to August 30, 1996.

         2. Except as hereby extended, the Employment Agreement shall be unchanged and shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have hereinafter set forth their hands and seals effective as of the date first above written.

                                     EMPLOYEE:

                                     /s/ H. Stanley Padgett
                                     ---------------------------------------
                                         H. STANLEY PADGETT

                                     COMPANY:

                                     IMAGE INDUSTRIES, INC.

                                     By:  /s/ Larry M. Miller
                                          ---------------------------------
                                              LARRY M. MILLER, Chairman